UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________________________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2024
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OPTINOSE, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-38241	42-1771610
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1020 Stony Hill Road, Suite 300
Yardley, Pennsylvania 19067
(Address of principal executive offices and zip code)

(267) 364-3500
(Registrant’s telephone number, including area code)
(Former name or former address, if changed from last report)
____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	OPTN	Nasdaq Global Select Market

Item 1.01. Entry into a Material Definitive Agreement.

Registered Direct Offering

On May 8, 2024, OptiNose, Inc. (the “Company”) entered into securities purchase agreements (the “Purchase Agreement”) pursuant to which it agreed to issue and sell to the purchasers named therein an aggregate of (i) 31,800,000 shares (the “Shares”) of the Company’s common stock (“Common Stock”) at a purchase price of $1.00 per Share and (ii) in lieu of shares of Common Stock to certain investors, pre-funded warrants (the “Pre-Funded Warrants”) to purchase an aggregate of 23,700,000 shares of Common Stock (the “Pre-Funded Warrant Shares” and, together with the Shares and the Pre-Funded Warrants, the “Securities”) at a price of $0.999 per Pre-Funded Warrant, which represents the per share price for the Shares less the $0.001 per share exercise price for each such Pre-Funded Warrant (the foregoing collectively referred to as the “Registered Direct Offering”).

The offer and sale of the Securities was made pursuant to the Company’s currently effective registration statement on Form S-3 (File No. 333-273873), as previously filed with the Securities and Exchange Commission on August 10, 2023 and declared effective on August 17, 2023 (the “Registration Statement”), and a related base prospectus and prospectus supplements. The aggregate gross proceeds to the Company from the Registered Direct Offering are expected to be approximately $55 million. The Registered Direct Offering is expected to close on May 10, 2024, subject to customary closing conditions.

The Company intends to use the net proceeds from the Registered Direct Offering for working capital and general corporate purposes, including the commercialization of XHANCE.

The Pre-Funded Warrants are exercisable at any time after the date of issuance. The exercise price and the number of Warrant Shares are subject to appropriate adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Common Stock as well as upon any distribution of assets, including cash, stock or other property, to the Company’s stockholders. The Pre-Funded Warrants will not expire and are exercisable in cash or by means of a cashless exercise. A holder of Pre-Funded Warrants may not exercise such Pre-Funded Warrants if the aggregate number of shares of Common Stock beneficially owned by such holder, together with its affiliates, would beneficially own more than 4.99% or 9.99%, as elected by such holder, of the issued and outstanding shares of Common Stock following such exercise, as such percentage ownership is determined in accordance with the terms of the Pre-Funded Warrants. A holder of Pre-Funded Warrants may increase or decrease this percentage not in excess of 19.99% by providing at least 61 days’ prior notice to the Company.

The Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, and other obligations of the parties. The representations, warranties, and covenants contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The foregoing summaries of the terms of the Purchase Agreement and the Pre-Funded Warrants do not purport to be complete and are qualified in their entirety by reference to the Form of Purchase Agreement and the Form of Pre-Funded Warrant, copies of which are attached hereto as Exhibit 10.1 and Exhibit 4.1, respectively, and which are incorporated herein by reference.

Hogan Lovells US LLP, counsel to the Company, delivered an opinion as to the legality of the issuance and sale of the Shares and the Pre-Funded Warrants in the Registered Direct Offering, as well as the Pre-Funded Warrant Shares, a copy of which is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

Third Amendment to Amended and Restated Note Purchase Agreement

On May 8, 2024, the Company entered into a Third Amendment (the “Third Amendment”) to that certain Amended and Restated Note Purchase Agreement, dated November 21, 2022, and amended on March 5, 2024 and March 8, 2024, among the Company and its subsidiary, OptiNose US, Inc., BioPharma Credit PLC, as collateral agent, and the purchasers party thereto from time to time. Conditioned upon the closing of the Registered Direct Offering resulting in net proceeds to the Company of at least $35 million, the Third Amendment provides for:

•a waiver of the requirement under the Amended and Restated Note Purchase Agreement that the Company’s audited financial statements not be subject to any qualification or statement as to “going concern”. The requirement that the Company’s audited and unaudited financial statements not be subject to any qualification or statement as to “going concern” will continue to apply to the Company’s financial statements for the fiscal year ending December 31, 2025 and each fiscal quarter and fiscal year thereafter;

•the reduction of the minimum amount of cash and cash equivalents that the Company is required to maintain at all times under the Amended and Restated Note Purchase Agreement from $30 million to $20 million following the date of the first quarterly payment of principal due on September 30, 2025;

•the Company’s issuance of an aggregate of 4,680,000 shares of Common Stock to the holders of the Pharmakon Senior Secured Notes in satisfaction of approximately $4,680,000 of outstanding amendment and waiver fees owed under the Amended and Restated Note Purchase Agreement for prior amendments and waivers, which shares are being calculated based on the offering price of each share of common stock sold in the Registered Direct Offering (the “Pharmakon Private Placement Shares”); and

•an amendment to that certain common stock warrant, dated November 18, 2021, issued to the holders of the Pharmakon Senior Secured Notes for the purchase of 2,500,000 shares of Company common stock (the “Pharmakon Warrants”) to (i) reduce the exercise price of the Pharmakon Warrants from $1.60 per share to $1.00, which is the offering price of each Share sold in the Registered Direct Offering, and (ii) extend the expiration date of the Pharmakon Warrants from November 18, 2024 to November 18, 2026.

The foregoing summary of the terms of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the Third Amendment, a copy of which is attached hereto as Exhibit 10.2, and which is incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

For the three-month period ended March 31, 2024, the Company expects to report:

•approximately $14.9 million in net revenue from sales of XHANCE;

•approximately $21.7 of operating expenses, consisting of approximately $1.2 million of research and development expenses and approximately $20.5 million of selling, general and administrative expenses;

•a loss from operations of approximately $8.1 million; and

•a net loss of approximately $14.1 million.

As of March 31, 2024, the Company had approximately $51.6 million of cash and cash equivalents.

These estimates of the Company’s net revenue from sales of XHANCE, operating expenses (including research and development expenses and selling, general and administrative expenses), loss from operations, net loss and cash and cash equivalents are preliminary and subject to completion. As a result, this unaudited preliminary financial information reflects the Company’s preliminary estimates with respect to such information, based on information currently available to management, and may vary from the Company’s actual financial results and position as of March 31, 2024. Further, these preliminary estimates are not a comprehensive statement or estimate of our financial results or financial condition as of and for the quarter ended March 31, 2024. The unaudited preliminary net revenue from sales of XHANCE, operating expenses (including research and development expenses and selling, general and administrative expenses), loss from operations, net loss and cash and cash equivalents included herein has been prepared by, and is the responsibility of, management. The Company’s independent registered public accounting firm, Ernst & Young LLP, has not audited, reviewed, compiled or completed its procedures with respect to such unaudited financial information and, accordingly, Ernst & Young LLP does not express an opinion or any other form of assurance with respect thereto. It is possible that the Company or its independent registered public accounting firm may identify items that require the Company to make adjustments to the financial information set forth above. These estimates should not be viewed as a substitute for financial statements prepared in accordance with accounting principles generally accepted in the United States and they are not necessarily indicative of the results to be achieved in any future period.

Accordingly, you should not draw any conclusions based on the foregoing estimates and should not place undue reliance on these preliminary estimates. The Company assumes no duty to update these preliminary estimates except as required by law.

Item 3.03 – Material Modification to Rights of Security Holders.

The information contained above in Item 1.01 related to the amendment to the Pharmakon Warrants and the information contained below in Item 8.01 related to the reduction of the exercise price of the November 2022 Warrants is hereby incorporated by reference into this Item 3.03.

Item 7.01 Regulation FD

The Company issued a press release announcing, among other things, the Registered Direct Offering on May 9, 2024. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

For full year 2024, the Company expects:

•consolidated XHANCE net product revenues will be between $85 million and $95 million;

•average net product revenues per prescription will exceed $230, which is an increase from the Company’s previously announced guidance of greater than $220; and

•total GAAP operating expenses (selling, general and administrative expenses and research and development expenses) will be between $95 million and $101 million, of which the Company expects approximately $6 million will be stock-based compensation.

Item 8.01 Other Events.

Upon the closing of the Registered Direct Offering, the exercise price of the 30,268,000 outstanding warrants issued by the Company in November 2022 (the “November 2022 Warrants”) will be reduced from $2.565 to $1.00, which is the offering price of each Share sold in the Registered Direct Offering pursuant to the anti-dilution price protection provisions of such warrants. All other terms of the November 2022 Warrants will remain unchanged.

* * *

The information included in Item 2.02 and Item 7.01 (including Exhibit 99.1) of this Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any Company filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve estimates, assumptions, risks and uncertainties. Forward-looking statements include, but are not limited to, statements related to the Registered Direct Offering, the amount of proceeds expected from the Registered Direct Offering, the Third Amendment and the timing and certainty of completion of the Registered Direct Offering and the Third Amendment, the Company’s expectation that full year 2024 consolidated XHANCE net product revenues will be between $85 million and $95 million, the Company’s expectation that full year 2024 average net product revenues per prescription will exceed $230, and the Company’s expectation that full year 2024 total GAAP operating expenses (selling, general and administrative expenses and research and development expenses) will be between $95 million and $101 million, of which the Company expect approximately $6 million will be stock-based compensation. The risks and uncertainties relating to the Company, the Registered Direct Offering and the Third Amendment include general market conditions, the Company’s ability to complete such transactions on favorable terms, or at all, as well as other risks detailed from time to time in the Company’s Securities and Exchange Commission filings, including in its Annual Report on Form 10-K for the year ended December 31, 2023, its Current Reports on Form 8-K and the prospectus supplement dated May 8, 2024 relating to the Registered Direct Offering. These documents contain important factors that could cause actual results to differ from current expectations and from forward-looking statements contained in this Current Report on Form 8-K. These forward-looking statements speak only as of the date of this Current Report on Form 8-K and the Company undertakes no obligation to publicly update any forward-looking statements to reflect new information, events or circumstances after the date of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
4.1	Form of Pre-Funded Warrant to Purchase Common Stock
5.1	Opinion of Hogan Lovells US LLP
10.1*	Form of Securities Purchase Agreement
10.2
Third Amendment to the Note Purchase Agreement, dated May 8, 2024, among OptiNose US, Inc., OptiNose, Inc., and Optinose AS, BioPharma Credit PLC, as collateral agent and the purchasers from time to time party thereto

23.1	Consent of Hogan Lovells US LLP (contained in Exhibit 5.1)
99.1	Press Release issued by OptiNose, Inc., dated May 9, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request. The Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OptiNose, Inc.
By: /s/ Anthony J. Krick
Anthony J. Krick
Chief Accounting Officer
Date: May 9, 2024